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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 24, 1996


                        WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

  Delaware                      0-22772                  81-389950
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(State or other          (Commission File No.)          (IRS Employer
jurisdiction of                                         Identification
incorporation)                                               No.)

110 East Broadway, Missoula, Montana                    59802
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (406) 721-5254
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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        On September 25, 1996, WesterFed Financial Corporation, a Delaware
Corporation ("WesterFed"), issued the press release included as Exhibit 99.1 to this Report and incorporated by reference herein, announcing the execution of a definitive agreement (the "Agreement") regarding WesterFed's acquisition of Security Bancorp, a Montana corporation.

        The Agreement is filed as Exhibit 2 to this Report and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits
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(c) Exhibits:

    Exhibit 2 -    Agreement and Plan of Merger dated as of September 24, 1996.

    Exhibit 99.1 - Joint Press Release dated September 25, 1996.

    Exhibit 99.2 - Stock Option Agreement #1 dated as of September 24, 1996.

    Exhibit 99.3 - Stock Option Agreement #2 dated as of September 24, 1996.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WESTERFED FINANCIAL CORPORATION


Date:September 25, 1996                  By:/S/ Lyle R. Grimes
                                           Lyle R. Grimes
                                           President and Chief
                                           Executive Officer


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                                 EXHIBIT INDEX



Exhibit 2    - Agreement and Plan of Merger dated as of September 24, 1996.

Exhibit 99.1 - Press Release dated September 25, 1996.

Exhibit 99.2 - Stock Option Agreement #1 dated as of September 24, 1996.

Exhibit 99.3 - Stock Option Agreement #2 dated as of September 24, 1996.